UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 14, 2012, American Realty Capital Properties, Inc., a Maryland corporation, which we refer to as “we,” “us” or “our,” entered into an Agreement and Plan of Merger with American Realty Capital Trust, III, Inc., a Maryland corporation, or ARCT III, Tiger Acquisition, LLC, a Delaware limited liability company and one of our wholly owned subsidiaries, or Merger Sub, ARC Properties Operating Partnership, L.P., a Delaware limited partnership, or our Operating Partnership, and American Realty Capital Operating Partnership III, L.P., a Delaware limited partnership and the operating partnership of ARCT III, or the ARCT III Operating Partnership. The merger agreement provides for the merger of ARCT III with and into Merger Sub, with Merger Sub surviving as one of our wholly owned subsidiaries. In addition, the merger agreement provides for the merger of ARCT III Operating Partnership with and into our Operating Partnership, with our Operating Partnership being the surviving entity.

On January 9, 2012, we filed a post-effective amendment to our Registration Statement on Form S-3 (Registration No. 333-182971), or the Universal Shelf Post-Effective Amendment, in order to provide investors with certain information relating to the merger and other matters. Also on January 9, 2012, we filed a Current Report on Form 8-K, or the Original Form 8-K, in order to file under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and allow for incorporation by reference of, as applicable, certain material information relating to the merger in order that such information could be incorporated by reference into the Universal Shelf Post-Effective Amendment.

This Current Report on Form 8-K/A is being filed to (i) update the risk factors relating to the proposed merger that were filed as Exhibit 99.1 to the Original Form 8-K, (ii) update our pro forma financial information that was filed as Exhibit 99.2 to the Original Form 8-K, (iii) incorporate into our Universal Shelf Post-Effective Amendment certain information regarding us and ARCT III as a combined company as of September 30, 2012, (iv) incorporate into our Universal Shelf Post-Effective Amendment certain financial statements of ARCT III and (v) include financial information relating to certain significant lessees of us and ARCT III as described below.

As noted above, we are filing this Current Report on Form 8-K/A in order to supersede the summary financial statements of lessees that were filed as Exhibits 99.3 – 99.5 to the Original Form 8-K with certain financial statements, incorporated by reference in or filed as Exhibit 99.4 to, as applicable, this Current Report on Form 8-K/A, for certain lessees of us and ARCT III as a combined company, or corporate parents and/or financial guarantors of the lessees, as applicable, that were “significant lessees” as of September 30, 2012 within the meaning of Section 2340 of the Financial Reporting Manual of the Division of Corporation Finance of the Securities and Exchange Commission, or Section 2340. For purposes of Section 2340, a significant asset concentration is one that exceeds 20% of the registrant’s assets as of its most recent audited balance sheet date. Accordingly, we are incorporating by reference or filing, as applicable, certain financial statements for the lessees of us and ARCT III as a combined company, or corporate parents and/or financial guarantors of the lessees, as applicable, whose subject properties’ aggregate base purchase price as of September 30, 2012 exceeded 20% of the pro forma total assets of us and ARCT III as a combined company as of December 31, 2011 and whose financial statements are publicly available.

Lastly, we are filing this Current Report on Form 8-K/A in order to furnish XBRL interactive data.

No other changes have been made to the Original Form 8-K.

Item 8.01. Other Events.

The third paragraph and the table that immediately follows in the disclosure under Item 8.01 of the Original Form 8-K is deleted in its entirety and replaced with the following disclosure:

“Such information is provided below and in Exhibits 99.1 – 99.5 attached hereto (which are incorporated by reference herein), and consists of (i) certain financial statements of ARCT III, the entity with which we intend to merge, (ii) certain financial statements for the lessees of us and ARCT III as a combined company, or corporate parents and/or financial guarantors of the lessees, as applicable, whose subject properties’ aggregate base purchase price as of September 30, 2012 exceeded 20% of the pro forma total assets of us and ARCT III as a combined company as of December 31, 2011 and whose relevant financial statements are publicly available, which are incorporated by reference herein, (iii) certain risk factors relating to the proposed merger, (iv) our unaudited pro forma financial statements assuming we merged with ARCT III as of September 30, 2012 and (v) certain information regarding us and ARCT III as a combined company as of September 30, 2012.

The following financial statements of ARCT III are filed as Exhibit 99.5 hereto:

Financial Statements of ARCT III
Consolidated Balance Sheets as of December 31, 2011 and 2010
Consolidated Statements of Operations for the Year Ended December 31, 2011 and the Period from October 15, 2010 (date of inception) to December 31, 2010
Consolidated Statement of Stockholders’ Equity for the Year Ended December 31, 2011 and the Period from October 15, 2010 (date of inception) to December 31, 2010
Consolidated Statements of Cash Flows for the Year Ended December 31, 2011 and the Period from October 15, 2010 (date of inception) to December 31, 2010
Notes to Consolidated Financial Statements
Schedule III − Real Estate and Accumulated Depreciation at December 31, 2011
Consolidated Balance Sheets as of September 30, 2012 (Unaudited) and December 31, 2011
Consolidated Statements of Operations and Comprehensive Loss for the Three and Nine Months Ended September 30, 2012 and 2011 (Unaudited)
Consolidated Statement of Changes in Equity for the Nine Months Ended September 30, 2012 (Unaudited)
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)
Notes to Consolidated Financial Statements (Unaudited)

The following portions of periodic reports filed by the entities set forth below are incorporated herein by reference:

ARCT III Lessee / Related Entity	Portions of SEC Filings Incorporated By Reference
Dollar General Corporation (1)

Item 1. Financial Statements to the Quarterly Report on Form 10-Q of Dollar General Corporation for the quarterly period ended November 2, 2012, filed with the SEC on December 11, 2012, available at http://www.sec.gov/ Archives/edgar/data/29534/000110465912083153/a12-22085_110q.htm.

Item 8. Financial Statements and Supplementary Data to the Annual Report on Form 10-K of Dollar General Corporation for the fiscal year ended February 3, 2012, available at http://www.sec.gov/Archives/edgar/data/ 29534/000104746912003084/a2207856z10-k.htm.

Citizens Bank entities (2)	The summary financial statements of RBS Citizens, N.A. from the website of the Federal Deposit Insurance Corporation are filed as Exhibit 99.4 hereto and are incorporated herein by reference.
FedEx Corporation (1)

Item 2. Financial Statements to the Quarterly Report on Form 10-Q of FedEx Corporation for the quarterly period ended November 30, 2012, filed with the SEC on December 20, 2012, available at http://www.sec.gov/Archives/edgar/ data/1048911/000119312512510418/d456372d10q.htm.

Item 9. Financial Statements to the Annual Report on Form 10-K of FedEx Corporation for the fiscal year ended May 31, 2012, filed with the SEC on July 16, 2012, available at http://www.sec.gov/Archives/edgar/ data/1048911/000119312512303558/d375407d10k.htm.

Walgreen Co. (3)

Item 3. Financial Statements to the Quarterly Report on Form 10-Q of Walgreen Co. for the quarterly period ended November 30, 2012, filed with the SEC on December 28, 2012, available at http://www.sec.gov/Archives/ edgar/data/104207/000010420712000129/form10-q.htm.

Item 10. Financial Statements to the Annual Report on Form 10-K of Walgreen Co. for the fiscal year ended August 31, 2012, filed with the SEC on October 19, 2012, available at http://www.sec.gov/Archives/edgar/ data/104207/000010420712000098/fy2012_10-k.htm.

Bed Bath & Beyond Inc.

Item 4. Financial Statements to the Quarterly Report on Form 10-Q of Bed Bath & Beyond Inc. for the quarterly period ended November 24, 2012, filed with the SEC on January 2, 2013, available at http://www.sec.gov/ Archives/edgar/data/886158/000110465913000130/a12-28059_110q.htm.

Item 11. Financial Statements to the Annual Report on Form 10-K of Bed Bath & Beyond Inc. for the fiscal year ended February 25, 2012, filed with the SEC on April 24, 2012, available at http://www.sec.gov/Archives/ edgar/data/886158/000110465912027814/a12-3159_110k.htm.

Williams-Sonoma, Inc. (4)

Item 5. Financial Statements to the Quarterly Report on Form 10-Q of Williams-Sonoma, Inc. for the quarterly period ended October 28, 2012, filed with the SEC on December 7, 2012, available at http://www.sec.gov/ Archives/edgar/data/719955/000119312512495336/d426549d10q.htm.

Item 12. Financial Statements to the Annual Report on Form 10-K of Williams-Sonoma, Inc. for the fiscal year ended January 29, 2012, filed with the SEC on March 29, 2012, available at http://www.sec.gov/Archives/ edgar/data/719955/000119312512140070/d287202d10k.htm.

U.S. General Services Administration (5)	N/A

(1)	The entity is not the lessee under the subject lease(s), but is the corporate parent of, and guarantor of the obligations of, the lessee(s) thereunder.
(2)	Each of the properties in Pennsylvania is leased to Citizens Bank of Pennsylvania and all the other properties are leased to wholly owned subsidiaries of RBS Citizens, N.A. RBS Citizens, N.A. and Citizens Bank of Pennsylvania are subsidiaries of Citizens Financial Group, Inc., or CFG, and their financial statements are reported on a consolidated basis with CFG. CFG is owned by The Royal Bank of Scotland Group plc, or RBS. Neither CFG nor RBS provides any credit support for, or otherwise guarantees, our leases with RBS Citizens, N.A. and Citizens Bank of Pennsylvania. RBS Citizens, N.A. and Citizens Bank of Pennsylvania report their financial information to the Federal Deposit Insurance Corporation.
(3)	The entity is not the lessee under one or more of the subject leases, but in any such instance, is the corporate parent of, and guarantor of the obligations of, the lessee(s) thereunder.
(4)	The entity is not the lessee under the subject lease, but is the corporate parent of the lessee.
(5)	The U.S. General Services Administration is an independent agency of the U.S. government. Its lease obligations are backed by the full faith and credit of the United States of America.

The following unaudited pro forma financial statements, presented as if we and ARCT III had merged in a stock exchange transaction as of September 30, 2012, are filed as Exhibit 99.2 hereto:

Unaudited Pro Forma Financial Statements
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012
Notes to Consolidated Pro Forma Balance Sheet
Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss For the Nine Months Ended September 30, 2012
Unaudited Pro Forma Condensed Consolidated Statement Of Operations and Comprehensive Loss For the year ended December 31, 2011
Notes to Consolidated Pro Forma Statements of Operations
Unaudited Pro Forma Funds From Operations and Adjusted Funds From Operations For the nine months ended September 30, 2012”

Item 9.01. Financial Statements and Exhibits.

The disclosure under Item 9.01 of the Original Form 8-K is deleted in its entirety and replaced with the following:

“(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
99.1	Risk Factors
99.2	Unaudited Pro Forma Financial Statements of American Realty Capital Properties, Inc.
99.3	Information About the Combined Companies
99.4	Summary Financial Statements of RBS Citizens, N.A.
99.5	Financial Statements of American Realty Capital Trust III, Inc.
101.INS	XBRL Instance Document *
101.SCH	XBRL Taxonomy Extension Schema Document *
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document *
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document *
101.LAB	XBRL Taxonomy Extension Label Linkbase Document *
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document *

* XBRL (eXtensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act, and otherwise is not subject to liability under these sections.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

January 17, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors